NATIONWIDE MUTUAL FUNDS

Nationwide Fund

Supplement dated June 11, 2025

to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on June 10, 2025, the Board approved the termination of Wellington Management Company LLP (“Wellington”) as the subadviser to the Nationwide Fund (the “Fund”), and the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the Fund’s new subadviser, both anticipated to occur during the third quarter of 2025 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests its assets in a portfolio of equity securities, primarily common stocks of large-cap U.S. companies. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security. Some of the companies in which the Fund invests may be located outside of the United States.

The subadviser uses a fundamental research-driven approach that focuses on identifying attractively valued stocks with earnings growth potential within each sector. It seeks to outperform the S&P 500 Index with similar portfolio volatility through a bottom-up stock selection process that invests in companies with robust business models, strong management teams and sustainable earnings. The subadviser believes that strong investment results can be consistently achieved through bottom-up stock selection with minimal exposure to risks associated with market timing or factor bets, with stock selection at the heart of its process. The subadviser believes that a company’s stock price should reflect the present value of its long-term future cash flows. By looking beyond any near-term issues and understanding the long-term “normalized” earnings power of a company, the subadviser seeks to take advantage of temporary mispricings of stocks.

The subadviser’s investment process involves three key steps:

•

Fundamental research – research analysts forecast earnings and cash flows, considering industry changes driven by globalization, technology and the business cycle. Industry frameworks guide their stock-level research, examining economics, duration and governance based on external macroeconomic, industry and company-specific factors.

•

Valuation – a proprietary valuation process uses research analysts’ forecasts of earnings and dividends, derived from detailed analyses of each company’s financials. Long-term forecasts of earnings, cash flows and dividends, along with current stock prices, help determine whether a stock is undervalued or overvalued.

•

Portfolio construction – the subadviser constructs portfolios in a risk-controlled manner based on its research analysts’ insights. At times the subadviser may emphasize one or more industries or sectors.

As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

b.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified as follows:

i.	“Dividend-paying stock risk”, “Growth style risk” and “Value style risk” are each deleted in their entirety.

ii.	The following sub-risks are hereby added under “Equity securities risk”:

Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund invests.

iii.	The following risks are hereby added:

ESG integration risk – the Fund’s subadviser may employ an investment process that may integrate ESG factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data.

Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

c.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc,

d.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Susan Bao	Managing Director, Portfolio Manager	Since 2025
Andrew Stern	Executive Director, Portfolio Manager	Since 2025

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about JPMIM.

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